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                                 FLAG INVESTORS

                                      FLAG
                                   INVESTORS
                                     VALUE
                                    BUILDER
                                      FUND
                                 ANNUAL REPORT
                                 MARCH 31, 1998

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

bullet Your Fund achieved excellent performance results for the 1- ,3- and 5-year periods ended March 31, 1998 comparing very favorably against other balanced funds. Your Fund's 3- and 5-year period ranking is especially noteworthy.

bullet New and existing shareholders purchased more than $210 million in Fund shares over the past 12 months.

bullet The investment environment has been "As Good As It Gets." Shareholders have benefited by doubling their investment over the last 3 years.

bullet Although we caution investors that such returns can't continue, we attempt to create wealth regardless of market values by purchasing securities of well-managed companies at a significant discount to intrinsic value.

bullet The returns of the Fund's largest holdings and best performers illustrate our philosophy of buying good value and having the patience for such value to be fully recognized in the investment marketplace.

 FUND PERFORMANCE
--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES*
JUNE 15, 1992-MARCH 31, 1998

$10,000 invested in the Value Builder Fund Class A Shares at inception on June 15, 1992 was worth $26,815 on March 31, 1998.

[PLOT POINTS BELOW]

6/15/92         10,000
12/92           10,776
6/93            11,526
12/93           12,043
6/94            11,666
12/94           11,998
6/95            14,076
12/95           15,927
6/96            17,217
12/96           19,851
3/97            20,038
6/97            22,132
9/97            23,928
12/97           24,351
3/98            26,815


TOTAL RETURN PERFORMANCE*


                                  Class A       Class B       Class D   Institutional
  Periods ended 3/31/98           Shares        Shares        Shares**     Shares
-------------------------------------------------------------------------------------
  1 Year                           33.8%        32.8%         33.3%         34.1%
-------------------------------------------------------------------------------------
  3 Years (Cumulative)            106.8%       102.1%        104.6%          --
-------------------------------------------------------------------------------------
  SINCE INCEPTION                6/15/92       1/3/95       11/9/92        11/2/95
                                 -------       ------       -------        -------
  (Cumulative)                    168.1%       117.9%        151.3%         75.3%
-------------------------------------------------------------------------------------

  *These figures assume the reinvestment of dividends and capital gains distributions and exclude the impact of any sales charge. If the sales charge were reflected, the quoted performance would be lower. Performance figures for the classes differ because each class maintains a distinct expense structure. For further details on expense structures, please refer to the Fund's prospectus. Since investment return and principal value will fluctuate, an investor's shares may be worth more or less than their original cost when redeemed. Past performance is not an indicator of future results. Please review the Additional Performance Information on page 6.

 **The Fund has not sold Class D Shares since November 18, 1994, but existing shareholders may reinvest their dividends.

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
Fellow Shareholders:

     We are pleased to report on the progress of your Fund for the year ended March 31, 1998.

     The Value Builder Fund had an excellent year with a gain of 33.8% for the Class A shares. For the 3- and 5-year periods your Fund shares have gained 106.8% and 135.8%, respectively. The Fund's strong equity performance was due primarily to the earnings progress of the portfolio companies and efforts of their management to build shareholder value. The Fund's bond positions did very well with most posting double-digit gains for the year.

     We are especially pleased to report that the Fund's performance continues to place it in the very top tier of Lipper Analytical's Balanced Funds category with rankings of 39th out of 367 funds, 1st out of 249 funds and 1st out of 114 funds, for the 1- , 3- and 5-year periods ended March 31, 1998(1). The 1st place ranking for the 3- and 5-year period is a very special accomplishment for our shareholders. Illustrated in the chart on page 1 is the growth of a $10,000 investment in the Fund's Class A shares since inception. A full summary of investment returns for the Fund is also provided on page 1.

ASSET MIX

     During the past year, we have maintained the Fund's long-term focus with 90% of the assets in stocks and bonds and the remaining 10% in short-term investments. The pie charts below reflect the current asset mix as well as the asset mix a year ago. The slight increase in the short-term investments category over the past year is primarily due to the purchase of Value Builder shares by new and existing shareholders. These purchases totaled more than $210 million, and of that amount almost $170 million has been invested in stocks and

                   [PIE CHART APPEARS BELOW-SEE PLOT POINTS]

3/31/97                 3/31/98

Short-Term             Short-Term
Investments 8.7%       Investments 9.3%

Fixed-Income           Fixed-Income
27.3%                  28.8%

Common Stocks And      Common Stocks And
Convertibles 64.0%     Convertibles 61.9%

  (1)The Lipper rankings are based on performance for the periods ended March 31, 1998 relative to other funds in the category. Performance figures used in these rankings exclude the impact of any sales charge.

bonds. As we have said in the past, we very much appreciate this expression of confidence and we will certainly make every effort to see that it is well deserved. The Fund's total net assets were $678 million at March 31, 1998.

INVESTMENT ENVIRONMENT--AS GOOD AS IT GETS

     Without the sardonic humor of the movie that won Jack Nicholson his recent Academy Award, the stock market really has been "As Good As It Gets". Inflation is tame, unemployment and interest rates are low, personal income is rising at a good pace, corporate profits are at a high level and a balanced budget is in sight. Investors, aware of these favorable trends and encouraged by success to date, continued to pour money into the equity market. Over $100 billion was invested in equity mutual funds in the last 12 months.

     No one really knows how long these optimal conditions will continue, however, we can say with confidence that investment returns in coming years will be more moderate than they have been in the recent past. Very simply, it is not realistic to see shareholders double their money every three years, which is just what has occurred over the past three years. We make this point because we believe it important to keep shareholder expectations in touch with reality.

     Despite this cautionary note, we remain quite confident that our long-term view toward wealth creation is sound. Regardless of the economic environment or market levels, we attempt to take advantage of a multitude of opportunities to purchase securities of well-managed companies at a significant discount to intrinsic value. In our view, there are investment opportunities being created every day. If we are successful in finding several of these investments each year we will deliver superior results to our shareholders.

     One such opportunity was America Online. Shareholders may recall that in the latter part of 1996, America Online received considerable attention because it shifted its pricing from a usage rate to a flat rate (regardless of usage). With the new pricing, demand for the company's services skyrocketed. So much so that complaints were heard from almost everyone regarding the difficulty of access due to clogged telephone lines. Even though the company explained that this was a very solvable problem though it might take 3 to 6 months, short-term investors and many on Wall Street sold the stock as if the company was on the verge of collapse, taking the shares from over $60 to less than $30 (pre-split) in several months time.

     Upon closer examination and a conversation with management, we wondered "what were we missing?" Here was a company, a leader in its industry, reasonably valued, capable management, growing at a very fast rate, with low variable costs and demand for its services exceeding capacity. It sure seemed

LETTER TO SHAREHOLDERS (CONCLUDED)
--------------------------------------------------------------------------------

like a standout value to us, so we bought shares. Interesting, now that the shares have appreciated over 400%, investors and Wall Street are falling all over themselves to buy the shares. What were we missing? Nothing except a short-term focus, which is what often creates opportunity for the true long-term investor.

PORTFOLIO DEVELOPMENTS

     In past shareholder reports we have stated quite clearly that we intend to periodically make candid reports to you highlighting our successes and our failures. In many respects such a "scorecard" allows shareholders the opportunity to see just how well we have executed our game plan of buying good value. Listed below are our five largest holdings with costs and market values, as well as the percentage changes over the past 12 months.

FIVE LARGEST HOLDINGS

                                                  Market Value          Performance
                                   Cost           as of 3/31/98       3/31/97-3/31/98
--------------------------------------------------------------------------------------
Conseco                         $ 5,940,051        $28,077,959             58.9%
--------------------------------------------------------------------------------------
Green Tree Financial(1)          11,561,657         12,796,875             10.7%
--------------------------------------------------------------------------------------
America Online                    2,717,910         12,569,500            221.5%
--------------------------------------------------------------------------------------
SEI Corp                          3,646,321         12,039,300            225.0%
--------------------------------------------------------------------------------------
Blyth Industries                  8,584,171         11,356,800             41.7%
--------------------------------------------------------------------------------------

--------
(1) Added mid-period.

     Four of the five names are new to the above list, but all of the prior year's top five holdings remain in the portfolio contributing to the Fund's success. The change in the top five holdings occurred because of strong appreciation of more than 200% by America Online and SEI Corp. Also, with the growth in the overall size of the Fund, the size of stock positions being purchased for the Fund are now considerably larger, such as with Green Tree Financial and Blyth Industries.

     In an effort to complete the scorecard, we have also provided a list of the biggest gainers in the portfolio over the past 12 months. Hopefully, this scorecard reinforces what we have emphasized in previous letters about buying "good value" and allowing sufficient time for such value to be recognized in the investment marketplace.

TEN BEST PERFORMERS (3/31/97-3/31/98)

 SECURITY                 PERCENT CHANGE
---------------------------------------
 SEI Corp                    225.0%
---------------------------------------
 America Online              221.5
---------------------------------------
 Westinghouse Airbrake       126.9
---------------------------------------
 Countrywide Credit          114.9
---------------------------------------
 Ford Motor                  106.6
---------------------------------------
 MBNA                         92.7
---------------------------------------
 Tandy Corp                   87.5
---------------------------------------
 Travelers                    87.5
---------------------------------------
 The Learning Co.(1)          84.4
---------------------------------------
 Exel                         83.4
---------------------------------------

THREE WORST PERFORMERS (3/31/97-3/31/98)

  Security               Percent Change
---------------------------------------
  Millipore                     -18.0%
---------------------------------------
  Eastman Kodak                 -14.6
---------------------------------------
  Mallinckrodt(2)                -6.7

-------
(1) Added mid-period.
(2) Sold mid-period.

     As much as we would like to have nothing but successes, we know from experience that we cannot make a hit every time we swing the bat. Occasionally we will misjudge the pitch and take a strike. During the past year we misjudged several pitches (companies) and we have listed them below.

     Our disappointment is not so much with our own assessment of the underlying intrinsic value but rather with management's inability to generate adequate returns on their owner's capital. If we decide the prospects for improving overall profitability are not likely to occur, then we would expect to move our shareholder's capital to more fertile ground.

REMINDERS

     In our annual report to shareholders, we like to remind you that while we are advisors to your Fund we prefer to think of ourselves as your partners. We say this because we are all meaningful shareholders of the Fund just like you, and we do not intend to do anything with your money that we would not do with our own.

     We look forward to the challenge of increasing the Fund's value in the coming years and we hope you share our enthusiasm and long-term perspective.

Sincerely,


/s/ Hobart C. Buppert, II
_________________________
Hobart C. Buppert, II
Portfolio Manager

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------
ADDITIONAL PERFORMANCE INFORMATION

     The shareholder letter included in this report contains statistics designed to help you evaluate the performance of your Fund's management. To further assist in this evaluation, the Securities and Exchange Commission (SEC) requires that we include, on an annual basis, a line graph comparing the Fund's performance to that of an appropriate market index. This graph must measure the growth of a $10,000 hypothetical investment from the Fund's inception on June 15, 1992 through the most recent fiscal year-end and reflects the impact of the Fund's total expenses and the currently effective 4.50% maximum sales charge for the Fund's Class A Shares. The graph reflects a 3.00% contingent deferred sales charge for the Fund's Class B Shares, which is the applicable sales charge for the represented time period, and a 1.50% maximum sales charge for the Fund's Class D Shares. The Class D Shares' 1.00% maximum contingent deferred sales charge is not reflected in the graph since it is not applicable to shares held for more than four years, which is the represented time period.

     While the following charts are required by SEC rules, such comparisons are of limited utility since the indices shown are not adjusted for sales charges and ongoing management, distribution and operating expenses applicable to the Fund. An investor who wished to replicate the total return of these indices would have had to own the securities that they represent. Acquiring these securities would require a considerable amount of money and would incur expenses that are not reflected in the index results.

     The SEC also requires that we report the Fund's total return, according to a standardized formula, for various time periods through the end of the most recent calendar quarter. The SEC total return figures differ from those we reported because the time periods may be different and because the SEC calculation includes the impact of the currently effective 4.50% maximum sales charge for the Fund's Class A Shares, 4.00% maximum contingent deferred sales charge for the Fund's Class B Shares and 1.50% maximum sales charge for the Fund's Class D Shares. In addition, the SECtotal return calculation for the Class D Shares reflects the impact of a 1.00% maximum contingent deferred sales charge. These total returns correspond to those experienced by individual shareholders only if their shares were purchased on the first day of each time period and the maximum sales charge was paid. Any performance figures shown are for the full period indicated. Since investment return and principal value will fluctuate, an investor's shares may be worth more or less than their original cost when redeemed. Past performance is not an indicator of future results.

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------
CHANGE IN VALUE OF A $10,000 INVESTMENT IN CLASS A SHARES*
JUNE 15, 1992-MARCH 31, 1998

                   [GRAPH APPEARS HERE-SEE PLOT POINTS BELOW]

            Flag Investors       S&P 500        91-Day U.S.
         Value Builder Fund     Composite      Treasury Bill
             $25,608             $31,069         $13,039
         ------------------     ---------      -------------
6/92           9,550              10,000          10,000
9/92           9,884              10,315          10,101
12/92          10,291             10,835          10,179
3/93           10,861             11,308          10,258
6/93           11,007             11,364          10,338
9/93           11,526             11,657          10,422
12/93          11,501             11,927          10,504
3/94           11,202             11,475          10,584
6/94           11,141             11,524          10,686
9/94           11,607             12,087          10,801
12/94          11,458             12,085          10,944
3/95           12,385             13,262          11,108
6/95           13,442             14,528          11,275
9/95           14,588             15,683          11,436
12/95          15,210             16,627          11,604
3/96           15,960             17,520          11,747
6/96           16,442             18,307          11,898
9/96           17,290             18,872          12,062
12/96          18,957             20,445          12,220
3/97           19,136             20,992          12,375
6/97           21,136             24,660          12,544
9/97           22,851             26,504          12,712
12/97          23,255             27,265          12,871
3/98           25,608             31,069          13,039


AVERAGE ANNUAL TOTAL RETURN*


  Periods Ended 3/31/98    1 Year           5 Years       Since Inception**
---------------------------------------------------------------------------
  Class A Shares           27.80%           17.63%             17.63%
---------------------------------------------------------------------------


   *These figures assume the reinvestment of dividends and capital gains distributions. Past performance is not an indicator of future results. The indices listed above are unmanaged and are widely recognized as indicators of the performance in their respective sectors. The S&P 500 Composite is an indicator of general market performance and the 91-Day U.S. Treasury Bill is a measure of short-term bond market performance.
  **June 15, 1992.

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------
ADDITIONAL PERFORMANCE INFORMATION (CONTINUED)

CHANGE IN VALUE OF A $10,000 INVESTMENT IN CLASS B SHARES*
JANUARY 3, 1995-MARCH 31, 1998


                  [GRAPH APPEARS HERE- SEE PLOT POINTS BELOW]

             Flag Investors       S&P 500           91-Day
           Value Builder Fund    Composite     U.S. Treasury Bill
                $21,491           $25,058           $11,854
           ------------------    ---------     ------------------
1/95             10,000            10,000            10,000
3/95             10,781            10,696            10,099
6/95             11,686            11,717            10,251
9/95             12,645            12,649            10,397
12/95            13,160            13,410            10,550
3/96             13,788            14,131            10,680
6/96             14,179            14,765            10,817
9/96             14,878            15,221            10,967
12/96            16,280            16,489            11,110
3/97             16,404            16,931            11,251
6/97             18,086            19,889            11,404
9/97             19,522            21,377            11,557
12/97            19,827            21,990            11,702
3/98             21,491            25,058            11,854



AVERAGE ANNUAL TOTAL RETURN*

  Periods Ended 3/31/98                 1 Year       5 Years   Since Inception**
--------------------------------------------------------------------------------
  Class B Shares                        28.84%         --           26.65%
--------------------------------------------------------------------------------

   *These figures assume the reinvestment of dividends and capital gains distributions. Past performance is not an indicator of future results. **January 3, 1995.

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------
CHANGE IN VALUE OF A $10,000 INVESTMENT IN CLASS D SHARES*
NOVEMBER 9, 1992-MARCH 31, 1998

                  [GRAPH APPEARS HERE-SEE PLOT POINTS BELOW]

                Flag Investors        S&P 500           91-Day
              Value Builder Fund     Composite     U.S. Treasury Bill
                   $24,754            $29,027           $12,849
              ------------------     ---------     ------------------
11/92                9,850             10,000            10,000
12/92               10,134             10,123            10,031
3/93                10,685             10,565            10,109
6/93                10,819             10,617            10,187
9/93                11,320             10,891            10,270
12/93               11,285             11,144            10,351
3/94                10,982             10,721            10,430
6/94                1,0913             10,766            10,530
9/94                11,369             11,293            10,644
12/94               11,203             11,291            10,785
3/95                12,100             12,390            10,946
6/95                13,122             13,574            11,111
9/95                14,231             14,653            11,269
12/95               14,820             15,535            11,435
3/96                15,541             16,369            11,576
6/96                15,999             17,104            11,725
9/96                16,803             17,633            11,887
12/96               18,413             19,101            12,042
3/97                18,565             19,613            12,195
6/97                20,486             23,040            12,361
9/97                22,140             24,763            12,527
12/97               22,497             25,474            12,684
3/98                24,754             29,027            12,849



AVERAGE ANNUAL TOTAL RETURN*

  Periods Ended 3/31/98               1 Year        5 Years   Since Inception**
-------------------------------------------------------------------------------
  CLASS D SHARES                        30.35%        17.94%         18.32%
-------------------------------------------------------------------------------

   *These figures assume the reinvestment of dividends and capital gains distributions. Past performance is not an indicator of future results. **November 9, 1992.

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------
ADDITIONAL PERFORMANCE INFORMATION (CONCLUDED)

CHANGE IN VALUE OF A $10,000 INVESTMENT IN INSTITUTIONAL SHARES*
NOVEMBER 2, 1995-MARCH 31, 1998

                   [GRAPH APPEARS HERE-SEE PLOT POINTS BELOW]

                Flag Investors        S&P 500           91-Day
              Value Builder Fund     Composite     U.S. Treasury Bill
                   $17,526            $19,046           $11,298
              ------------------     ---------     ------------------

11/95               10,000             10,000            10,000
12/95               10,349             10,193            10,055
3/96                10,871             10,740            10,178
6/96                11,205             11,223            10,309
9/96                11,783             11,569            10,452
12/96               12,935             12,533            10,588
3/97                13,071             12,869            10,723
6/97                14,436             15,117            10,869
9/97                15,622             16,248            11,015
12/97               15,904             16,714            11,153
3/98                17,526             19,046            11,298

AVERAGE ANNUAL TOTAL RETURN*

  Periods Ended 3/31/98                 1 Year       5 Years   Since Inception**
--------------------------------------------------------------------------------
  Institutional Shares                  34.08%         --           26.24%
--------------------------------------------------------------------------------


   *These figures assume the reinvestment of dividends and capital gains distributions. Past performance is not an indicator of future results. **November 2, 1995.
10

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS                                           MARCH 31, 1998

  Shares                                                            Market Value
--------------------------------------------------------------------------------
COMMON STOCKS: 56.9%
BANKING: 2.5%
     35,000      Citicorp                                           $ 4,970,000
    200,000      KeyCorp                                              7,562,500
     13,100      Wells Fargo & Company                                4,339,375
                                                                    -----------
                                                                     16,871,875
                                                                    -----------
BASIC INDUSTRY: 2.9%
    400,000      Airgas, Inc.*                                        6,900,000
     30,000      Hercules, Inc.                                       1,481,250
    140,000      International Paper Company                          6,553,750
     44,654      Potash Corp. of Saskatchewan                         4,057,932
     28,000      Solutia, Inc.                                          833,000
                                                                    -----------
                                                                     19,825,932
                                                                    -----------
BUSINESS SERVICES: 3.0%
    244,700      First Data Corp.                                     7,952,750
    176,400      SEI Corp.                                           12,039,300
                                                                    -----------
                                                                     19,992,050
                                                                    -----------
CAPITAL GOODS: 0.9%
     36,000      Eaton Corp.                                          3,426,750
     96,200      Westinghouse Air Brake Co.                           2,855,938
                                                                    -----------
                                                                      6,282,688
                                                                    -----------
CONSUMER DURABLES/NON-DURABLES: 4.6%
    332,800      Blyth Industries, Inc.*                             11,356,800
      5,857      Chattem Inc.*                                          147,889
     33,500      Eastman Kodak Co.                                    2,173,313
    140,000      Ford Motor Company                                   9,073,750
     50,000      Liz Claiborne, Inc.                                  2,493,750
    111,600      Philip Morris Cos., Inc.                             4,652,325
     31,700      Polaroid Corp.                                       1,394,800
                                                                    -----------
                                                                     31,292,627
                                                                    -----------
CONSUMER SERVICES: 4.7%
    184,000      America Online, Inc.*                               12,569,500
    124,875      Cendant Corp.*                                       4,948,172
     60,000      Gannett Co.                                          4,312,500
    300,000      The Learning Co., Inc.*                              6,937,500
     50,000      Times Mirror Co. Class A                             3,168,750
                                                                    -----------
                                                                     31,936,422
                                                                    -----------

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (CONTINUED)                               MARCH 31, 1998

  Shares                                                            Market Value
--------------------------------------------------------------------------------
COMMON STOCKS (continued)
DEFENSE/AEROSPACE: 1.7%
    156,000      Boeing Co.                                          $ 8,131,500
     31,171      Lockheed Martin Corp.                                 3,506,738
                                                                     -----------
                                                                      11,638,238
                                                                     -----------
ELECTRIC UTILITIES: 0.5%
    100,000      Unicom Corp.                                          3,500,000
                                                                     -----------
ENERGY: 0.9%
    125,000      Burlington Resources, Inc.                            5,992,187
                                                                     -----------
ENTERTAINMENT: 1.1%
    652,000      LodgeNet Entertainment Corp.*                         7,599,875
                                                                     -----------
FINANCIAL SERVICES: 7.4%
     83,500      American Express Co.                                  7,666,344
     87,500      Countrywide Credit Industries, Inc.                   4,653,906
    172,000      Freddie Mac                                           8,159,250
    450,000      Green Tree Financial Corp.                           12,796,875
    177,187      MBNA Corp.                                            6,345,509
    171,000      Travelers Group, Inc.                                10,260,000
                                                                     -----------
                                                                      49,881,884
                                                                     -----------
HEALTH CARE: 3.9%
     95,000      Amgen, Inc.*                                          5,783,125
     40,000      Baxter International, Inc.                            2,205,000
     38,000      Bristol-Myers Squibb Co.                              3,963,875
    108,868      Eli Lilly & Co.                                       6,491,255
    114,000      Johnson & Johnson                                     8,357,625
                                                                     -----------
                                                                      26,800,880
                                                                     -----------
HOTELS/GAMING: 0.7%
    200,000      Harrah's Entertainment, Inc.*                         4,912,500
                                                                     -----------
HOUSING: 2.0%
    275,000      Champion Enterprises, Inc.*                           7,339,063
    118,000      USG Corp.*                                            6,394,125
                                                                     -----------
                                                                      13,733,188
                                                                     -----------
INSURANCE: 7.6%
    495,858      Conseco, Inc.                                        28,077,959
     80,000      EXEL Limited                                          6,200,000
     32,500      Hartford Financial Services Group                     3,526,250

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------

  Shares                                                           Market Value
--------------------------------------------------------------------------------
COMMON STOCKS (concluded)
INSURANCE (CONCLUDED)
     80,000      Mid Ocean Ltd.                                     $ 6,200,000
    150,000      RenaissanceRe Holdings Ltd.                          7,500,000
                                                                    -----------
                                                                     51,504,209
                                                                    -----------
MULTI-INDUSTRY: 2.5%
     33,400      Loews Corp.                                          3,481,950
    140,000      Monsanto Co.                                         7,280,000
     64,000      United Technologies Corp.                            5,908,000
                                                                    -----------
                                                                     16,669,950
                                                                    -----------
REAL ESTATE: 1.6%
     60,200      General Growth Properties, Inc.                      2,219,875
    324,136      Host Marriott Corp.*                                 6,138,325
     35,000      National Health Investors, Inc.                      1,395,625
     28,500      U.S. Restaurant Properties, Inc.                       780,188
                                                                    -----------
                                                                     10,534,013
                                                                    -----------
RETAIL: 3.0%
    124,664      J.C. Penney Company, Inc.                            9,435,506
    400,000      Kmart Corp.*                                         6,675,000
     90,000      Tandy Corp.                                          4,230,000
                                                                    -----------
                                                                     20,340,506
                                                                    -----------
TECHNOLOGY: 4.0%
     70,400      Autodesk, Inc.                                       3,036,000
    143,200      Cognex Corp.                                         3,060,900
    125,000      Electronic Data Systems Corp.                        5,734,375
     86,000      International Business Machines Corp.                8,933,250
     33,400      Millipore Corp.                                      1,160,650
    500,000      Novell, Inc.*                                        5,359,375
                                                                    -----------
                                                                     27,284,550
                                                                    -----------
TELECOMMUNICATIONS: 1.1%
    153,300      MCI Communications Corp.                             7,588,350
                                                                    -----------
TRANSPORTATION: 0.3%
     17,491      Delta Air Lines, Inc.                                2,068,311
                                                                    -----------
                 Total Common Stock
                   (Cost $186,513,717)                              386,250,235
                                                                    -----------

FLAG INVESTORS VALUE BUILDER FUND
-------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (CONTINUED)                              MARCH 31, 1998

  Shares/
 Par (000)                                                         Market Value
-------------------------------------------------------------------------------
 CONVERTIBLE PREFERRED STOCK: 3.6%
     32,300      Conseco Inc., $4.28, 7% Cvt. Pfd., Series E        $ 6,254,087
     40,000      Fleetwood Capital Trust, 6%                          2,350,000
    100,000      Host Marriott Financial Trust, 6.75%                 5,700,000
    383,600      U.S. Restaurant Properties, Series A, 7.72%         10,596,950
                                                                    -----------

                 Total Convertible Preferred Stock
                   (Cost $18,793,259)                                24,901,037
                                                                    -----------
 PREFERRED STOCK: 0.4%
    100,000      Conseco Financial Trust
                   (Cost $2,500,000)                                  2,606,250
                                                                    -----------
 CONVERTIBLE BONDS: 1.0%
     $2,000      Capstone Capital Corp., Cvt. Deb.,
                   6.55%, 3/14/02                                     2,017,500
        339      Richardson Electronics, Cvt. Deb.,
                   7.25%, 12/15/06                                      280,099
      1,661      Richardson Electronics, Cvt. Deb.,
                   8.25%, 6/15/06                                     1,503,205
      3,000      Softkey International, Cvt. Deb.,
                   5.50%, 11/01/00                                    2,760,000
                                                                    -----------
                 Total Convertible Bonds
                   (Cost $6,232,766)                                  6,560,804
                                                                    -----------
 CORPORATE BONDS: 25.9%
      3,000      Argosy Gaming, 13.25%, 6/1/04                        3,315,000
      3,000      Avon Products, Inc., 6.55%, 8/1/07                   3,022,500
      1,000      Caesar's World, 8.875%, 8/15/02                      1,033,750
      5,000      Calenergy Co., Inc., 7.625%, 10/15/07                5,012,500
      3,000      Campbell Soup Co., 6.15%, 12/1/02                    3,026,250
      1,000      Capstar Hotel, 8.75%, 8/15/07                        1,040,000
        873      Chattem, Inc., Sr Sub Deb, 12.75%, 6/15/04             989,764
      3,000      Circus Circus, 6.75%, 7/15/03                        2,988,750
      3,000      Conseco, Inc., Nt, 8.125%, 2/15/03                   3,180,000
        700      CSX Corp., Nt, 7.00%, 9/15/02                          720,125
      5,000      Cytec Industries, Inc., 6.50%, 3/15/03               4,981,250
      5,000      Cytec Industries, Inc., 6.75%, 3/15/08               4,950,000

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------

  Par
 (000)                                                             Market Value
--------------------------------------------------------------------------------
 CORPORATE BONDS (continued)
     $3,000      Eckerd Corp., Nt, 9.25%, 2/15/04                   $ 3,232,500
        300      Exxon Capital Corp., Nt, 6.50%, 7/15/99                302,004
      2,150      First Tennessee Bank, 6.40%, 4/1/08                  2,136,562
      2,000      FMC Corp., Nt, 8.75%, 4/1/99                         2,045,000
      5,000      Frontier Corp., 7.25%, 5/15/04                       5,225,000
      1,000      Fund American Enterprise, Nt, 7.75%, 2/1/03          1,035,000
      4,500      Furon Co., Nt, 8.125%, 3/1/08                        4,539,375
      4,500      HMH Properties, Nt, 9.50%, 5/15/05                   4,792,500
      3,000      Host Marriott Travel Plaza, Nt, 9.5%, 5/15/05        3,191,250
      5,000      HVIDE Marine, Inc., 8.375%, 2/15/08                  4,887,500
      5,000      ICI, 6.95%, 9/15/04                                  5,162,500
      2,000      ITT Corp., Nt, 6.75%, 11/15/03                       1,965,000
      2,775      ITT Corp., Nt, 6.25%, 11/15/00                       2,747,250
      2,000      John Q. Hammons Hotels LP, Nt, 8.875%, 2/15/04       2,035,000
      4,000      Jefferies Group, Inc., 7.50%, 8/15/07                4,145,000
      3,000      Knight-Ridder, Inc., 6.625%, 11/1/07                 3,026,250
      5,000      Lilly Industries, Inc., 7.75%, 12/1/07               5,025,000
      2,200      Lockheed Martin Corp., Nt, 6.85%, 5/15/01            2,246,750
      2,500      Lockheed Martin Corp., Nt, 7.25%, 5/15/06            2,640,625
      5,000      LodgeNet Entertainment, Nt, 10.25%, 12/15/06         5,200,000
      1,285      Markel Corp., Nt, 7.25%,11/1/03                      1,331,581
      2,500      Marriott International, 6.75%, 12/15/03              2,600,000
      2,100      Marriott International, 7.875%, 4/15/05              2,323,125
      1,100      Masco Corp., Nt, 6.625%, 9/15/99                     1,111,000
      1,000      Masco Corp., Nt, 6.125%, 9/15/03                       991,250
      2,000      McDonnell Douglas Corp., Nt, 6.875%, 11/1/06         2,097,500
      2,000      MCI Communications, Nt, 6.25%, 3/23/99               2,002,500
        500      MCI Communications, Nt, 7.50%, 8/20/04                 528,125
      2,100      Millipore Corp., Nt, 7.2%, 4/1/02                    2,160,375
      2,100      Millipore Corp., Nt, 7.5%, 4/1/07                    2,231,250
      5,000      J.P. Morgan, Nt, 6.875%, 1/15/07                     5,112,500
      4,000      Morgan Guaranty Trust Co., Nt, 5.75%, 10/8/99        3,985,000
      2,000      Nabisco, Inc., 6.70%, 6/15/02                        2,030,000
      1,500      Norfolk Southern, 6.95%, 5/1/02                      1,545,000
      1,500      Norfolk Southern, 7.35%, 5/15/07                     1,597,500
      2,000      Petroleum Heat & Power, Nt, 9.375%, 2/1/06           1,845,000
      4,700      Premier Parks, Nt, 9.25%, 4/1/06                     4,817,500
      4,000      Premier Parks, Nt, 9.75%, 1/15/07                    4,325,000

FLAG INVESTORS VALUE BUILDER FUND
-------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (CONCLUDED)                              MARCH 31, 1998

  Par
 (000)                                                             Market Value
-------------------------------------------------------------------------------
 CORPORATE BONDS (concluded)
     $2,000      RJR Nabisco, Inc., Nt, 7.625%, 9/15/03          $ 2,027,500
      5,000      Raytheon Co., 6.50%, 7/15/05                      5,056,250
      3,000      Raytheon Co., 6.45%, 8/15/02                      3,030,000
      1,500      Salomon, Inc., Nt, 7.125%, 8/1/99                 1,521,420
      5,500      Solutia Inc., 6.50%, 10/15/02                     5,534,375
      3,000      Tandy Corp., 6.95%, 9/1/07                        3,090,000
      1,000      Tektronix, Inc., Nt, 7.50%, 8/1/03                1,036,250
      1,000      Tenneco, Inc., Nt, 8.075%, 10/1/02                1,065,000
      1,000      Travelers Group, Inc., Nt, 6.125%, 6/15/00        1,003,750
      1,000      Union Pacific Co., 6.25%, 3/15/99                 1,002,500
      2,660      USG Corp., 8.50%, 8/1/05                          2,862,825
      5,000      United Defense Inds, Inc., 8.75%, 11/15/07        5,125,000
        500      Xerox Corp., Nt, 7.15%, 8/1/04                      525,000
                                                                ------------
                 Total Corporate Bonds
                   (Cost $114,533,091)                           175,354,031
                                                                ------------
 U.S. GOVERNMENT AND AGENCY SECURITIES: 3.0%
      1,000      Federal National Mortgage Assoc., 7.6%, 5/24/06   1,015,940
                                                                ------------
                 U.S. Treasury Notes
      3,000        5.875%, 2/28/99                                 3,008,850
      4,000        5.625%, 10/31/99                                3,997,500
      4,000        5.75%, 10/31/00                                 4,011,880
      4,000        6.25%, 5/31/00                                  4,051,960
      4,000        6.125%, 12/31/01                                4,058,880
                                                                ------------
                                                                  19,129,070
                                                                ------------
                   Total U.S. Government Securities
                   (Cost $19,958,395)                             20,145,010
                                                                ------------
 REPURCHASE AGREEMENT: 9.3%
     62,984      Goldman Sachs & Co., 5.75%
                   Dated 3/31/98, to be repurchased on
                   4/1/98, collateralized by U.S. Treasury
                   Notes with a market value of $63,773,564.
                   (Cost $62,984,000)                             62,984,000
                                                                ------------
16

FLAG INVESTORS VALUE BUILDER FUND
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
 TOTAL INVESTMENT IN SECURITIES: 100.1%
  (Cost $467,419,906)**                                         $678,801,367

 OTHER ASSETS IN EXCESS OF LIABILITIES, NET: (0.1)%                 (432,595)
                                                                ------------

 NET ASSETS: 100.0%                                             $678,368,772
                                                                ============
 NET ASSET VALUE AND REDEMPTION PRICE PER:
  Class A Share
    ($491,575,295 / 22,256,003 shares outstanding)                    $22.09
                                                                      ======


   CLASS B SHARE
    ($64,497,962 / 2,921,374 shares outstanding)                      $22.08(1)
                                                                      ======
   CLASS D SHARE
    ($18,478,093 / 837,940 shares outstanding)                        $22.05(2)
                                                                      ======
  INSTITUTIONAL CLASS SHARE
    ($103,817,422 / 4,664,355 shares outstanding)                     $22.26
                                                                      ======


MAXIMUM OFFERING PRICE PER:
  CLASS A SHARE ($22.09 / .955)                                       $23.13
                                                                      ======
  CLASS B SHARE                                                       $22.08
                                                                      ======
  INSTITUTIONAL SHARE                                                 $22.26
                                                                      ======
---------------
 *  Non-income producing security.
**  Also aggregate cost for federal tax purposes.
(1) Redemption value is $21.20 following 4.00% maximum contingent deferred sales charge.
(2) Redemption value is $20.00 following 1.00% maximum contingent deferred sales charge.

                See accompanying Notes to Financial Statements.

FLAG INVESTORS VALUE BUILDER FUND
-------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
                                                                     For the
                                                                    Year Ended
                                                                     March 31,
--------------------------------------------------------------------------------
                                                                       1998
Investment Income:
   Interest                                                        $ 13,132,204
   Dividends                                                          4,758,389
                                                                   ------------
            Total income                                             17,890,593
                                                                   ------------
Expenses:
   Investment advisory fee                                            3,769,264
   Distribution fees                                                  1,414,559
   Transfer agent fees                                                  150,057
   Accounting fee                                                       110,551
   Registration fees                                                    103,691
   Printing and postage                                                  52,873
   Custodian fee                                                         45,741
   Directors' fees                                                       19,733
   Miscellaneous                                                        134,349
                                                                   ------------
            Total expenses                                            5,800,818
                                                                   ------------
   Net investment income                                             12,089,775
                                                                   ------------

Realized and unrealized gain on investments:
   Net realized gain from security transactions                       4,718,485
   Change in unrealized appreciation of investments                 124,787,999
                                                                   ------------
   Net gain on investments                                          129,506,484
                                                                   ------------

Net increase in net assets resulting from operations               $141,596,259
                                                                   ============

                See accompanying Notes to Financial Statements.
18

FLAG INVESTORS VALUE BUILDER FUND
-------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                    For the Year Ended March 31,
--------------------------------------------------------------------------------
                                                        1998          1997
Increase/(Decrease) in Net Assets:
Operations:
   Net investment income                            $ 12,089,775   $ 6,780,634
   Net realized gain from security transactions        4,718,485     4,707,093
   Change in unrealized appreciation/
     depreciation of investments                     124,787,999    34,681,754
                                                    ------------   -----------
   Net increase in net assets resulting
     from operations                                 141,596,259    46,169,481
                                                    ------------   -----------

Distributions to Shareholders from:
   Net investment income and short-term
     capital gains:
     Class A Shares                                   (8,528,277)   (5,070,551)
     Class B Shares                                     (625,533)     (119,491)
     Class D Shares                                     (351,052)     (280,846)
     Institutional Shares                             (1,539,023)     (391,368)
   Net realized mid-term and long-term capital gains:
     Class A Shares                                   (5,136,333)     (874,810)
     Class B Shares                                     (601,637)      (38,817)
     Class D Shares                                     (224,735)      (53,442)
     Institutional Shares                             (1,098,467)      (71,368)
                                                    ------------   -----------
   Total distributions                               (18,105,057)   (6,900,693)
                                                    ------------   -----------

Capital Share Transactions:
   Proceeds from sale of shares                      233,685,893   100,059,836
   Value of shares issued in reinvestment
     of dividends                                     16,203,251     6,063,887
   Cost of shares repurchased                        (40,437,180)  (29,688,897)
                                                    ------------   -----------
   Increase in net assets derived from
     capital share transactions                      209,451,964    76,434,826
                                                    ------------   -----------
   Total increase in net assets                      332,943,166   115,703,614
                                                    ------------   -----------
Net Assets:
   Beginning of period                               345,425,606   229,721,992
                                                    ------------   -----------
   End of period                                    $678,368,772  $345,425,606
                                                    ============  ============

                See accompanying Notes to Financial Statements.

FLAG INVESTORS VALUE BUILDER FUND
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- CLASS A SHARES
(For a share outstanding throughout each period)

                                                             For the Year Ended
                                                                 March 31,
-----------------------------------------------------------------------------------
                                                                    1998
Per Share Operating Performance:
   Net asset value at beginning of period                        $  17.14
                                                                 --------
Income from Investment Operations:
   Net investment income                                             0.47
   Net realized and unrealized gain/(loss)
     on investments                                                  5.21
                                                                 --------
   Total from Investment Operations                                  5.68
                                                                 --------
Less Distributions:
   Net investment income and short-term gains                       (0.47)
   Net realized mid-term and long-term capital gains                (0.26)
                                                                 --------
   Total distributions                                              (0.73)
                                                                 --------
   Net asset value at end of period                              $  22.09
                                                                 ========
Total Return                                                        33.82%

Ratios to Average Net Assets:
   Expenses                                                          1.14%
   Net investment income                                             2.49%
Supplemental Data:
   Net assets at end of period (000)                             $491,575
   Portfolio turnover rate                                              7%
   Average Commissions Per Share                                 $  0.062

------------
(1) Without the waiver of advisory fees (Note 2), the ratio of expenses to average net assets would have been 1.40%, and 1.38% for Class A Shares for the years ended March 31, 1995, and 1994, respectively.

(2) Without the waiver of advisory fees (Note 2), the ratio of net investment income to average net assets would have been 3.02%, and 3.11% for Class A Shares for the years ended March 31, 1995, and 1994, respectively. See accompanying Notes to Financial Statements.

FLAG INVESTORS VALUE BUILDER FUND
-------------------------------------------------------------------------------




                                                                  For the Year Ended March 31,
-------------------------------------------------------------------------------------------------------
                                                             1997        1996       1995         1994
Per Share Operating Performance:
   Net asset value at beginning of period                 $  14.68    $ 12.02    $  11.23      $  11.25
                                                          --------    -------    --------      --------
Income from Investment Operations:
   Net investment income                                      0.39       0.36        0.35          0.40
   Net realized and unrealized gain/(loss)
     on investments                                           2.49       3.03        0.80         (0.04)
                                                          --------    -------    --------      --------
   Total from Investment Operations                           2.88       3.39        1.15          0.36
                                                          --------    -------    --------      --------
Less Distributions:
   Net investment income and short-term gains                (0.36)     (0.41)      (0.35)        (0.38)
   Net realized mid-term and long-term capital gains         (0.06)     (0.32)      (0.01)           --
                                                          --------    -------    --------      --------
   Total distributions                                       (0.42)     (0.73)      (0.36)        (0.38)
                                                          --------    -------    --------      --------
   Net asset value at end of period                       $  17.14    $ 14.68    $  12.02      $  11.23
                                                          ========    =======    ========      ========
Total Return                                                 19.90%     28.86%      10.57%         3.14%

Ratios to Average Net Assets:
   Expenses                                                   1.27%      1.31%       1.35%(1)      1.35%(1)
   Net investment income                                      2.51%      2.72%       3.07%(2)      3.14%(2)
Supplemental Data:
   Net assets at end of period (000)                      $278,130   $200,020    $146,986      $131,097
   Portfolio turnover rate                                      13%        15%         18%            8%
   Average Commissions Per Share                          $  0.066         --          --            --


                See accompanying Notes to Financial Statements.

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- CLASS B SHARES
(For a share outstanding throughout each period)

                                                               For the Year
                                                                   Ended
                                                                 March 31,
------------------------------------------------------------------------------------------
                                                                    1998
Per Share Operating Performance:
   Net asset value at beginning of period                          $ 17.16
                                                                   -------
Income from Investment Operations:
   Net investment income                                              0.34
   Net realized and unrealized gain
      on investments                                                  5.20
                                                                   -------
   Total from Investment Operations                                   5.54
                                                                   -------
Less Distributions:
   Net investment income and short-term gains                        (0.36)
   Net realized mid-term and long-term gains                         (0.26)
                                                                   -------
   Total distributions                                               (0.62)
                                                                   -------
   Net asset value at end of period                                $ 22.08
                                                                   =======
Total Return                                                         32.84%

Ratios to Average Net Assets:
   Expenses                                                           1.89%
   Net investment income                                              1.75%

Supplemental Data:
   Net assets at end of period (000)                               $64,498
   Portfolio turnover rate                                               7%
   Average Commissions Per Share                                   $  0.062

---------------------------
 *  Commencement of operations.
(1) Annualized.
(2) Without the waiver of advisory fees (Note 2), the ratio of expenses to average net assets would have been 2.17% (annualized) for Class B Shares for the period ended March 31, 1995.
(3) Without the waiver of advisory fees (Note 2), the ratio of net investment income to average net assets would have been 2.87% (annualized) for Class B Shares for the period ended March 31, 1995.

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------



                                                                                             For the Period
                                                                                              Jan. 3, 1995*
                                                                                                 through
                                                    For the Year Ended March 31,                 March 31,
------------------------------------------------------------------------------------------------------------
                                                     1997                  1996                    1995
Per Share Operating Performance:
Net asset value at beginning of period              $ 14.71               $ 12.01                $ 11.14
                                                    -------               -------                -------
Income from Investment Operations:
   Net investment income                               0.26                  0.21                   0.08
   Net realized and unrealized gain
      on investments                                   2.51                  3.05                   0.79
                                                    -------               -------                -------
   Total from Investment Operations                    2.77                  3.26                   0.87
                                                    -------               -------                -------
Less Distributions:
   Net investment income and short-term gains         (0.26)                (0.24)                    --
   Net realized mid-term and long-term gains          (0.06)                (0.32)                    --
                                                    -------               -------                -------
   Total distributions                                (0.32)                (0.56)                    --
                                                    -------               -------                -------
   Net asset value at end of period                 $ 17.16               $ 14.71                $ 12.01
                                                    =======               =======                =======
Total Return                                          19.00%                27.89%                  7.81%

Ratios to Average Net Assets:
   Expenses                                            2.02%                 2.06%                  2.10%(1,2)
   Net investment income                               1.84%                 1.97%                  2.94%(1,3)

Supplemental Data:
   Net assets at end of period (000)               $17,311                $ 4,178                $   341
   Portfolio turnover rate                              13%                    15%                    18%
   Average Commissions Per Share                   $ 0.066                     --                     --


                See accompanying Notes to Financial Statements.

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- CLASS D SHARES
(For a share outstanding throughout each period)

                                                              For the Year Ended
                                                                  March 31,
------------------------------------------------------------------------------------------
                                                                     1998
Per Share Operating Performance:
   Net asset value at beginning of period                          $ 17.11
                                                                   -------
Income from Investment Operations:
   Net investment income                                              0.43
   Net realized and unrealized gain/(loss)
     on investments                                                   5.17
                                                                   -------
   Total from Investment Operations                                   5.60
                                                                   -------
Less Distributions:
   Net investment income and short-term gains                        (0.40)
   Net realized mid-term and long-term gains                         (0.26)
                                                                   -------
   Total distributions                                               (0.66)
                                                                   -------
   Net asset value at end of period                                $ 22.05
                                                                   =======
Total Return                                                         33.33%
Ratios to Average Net Assets:
   Expenses                                                           1.49%
   Net investment income                                              2.14%
Supplemental Data:
   Net assets at end of period (000)                               $18,478
   Portfolio turnover rate                                              7%
   Average Commissions Per Share                                    $ 0.062

---------
(1) Without the waiver of advisory fees (Note 2), the ratio of expenses to average net assets would have been 1.74%, and 1.73% for Class D Shares for the years ended March 31, 1995, and 1994, respectively.
(2) Without the waiver of advisory fees (Note 2), the ratio of net investment income to average net assets would have been 2.68% and 2.76% for Class D shares for the years ended March 31, 1995, and 1994, respectively.

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------


                                                                              For the Year Ended March 31,
-------------------------------------------------------------------------------------------------------------------------------
                                                          1997                1996                 1995                 1994
Per Share Operating Performance:
   Net asset value at beginning of period               $ 14.66              $ 12.01              $ 11.22              $ 11.24
                                                        -------              -------              -------              -------
Income from Investment Operations:
   Net investment income                                   0.35                 0.33                 0.31                 0.36
   Net realized and unrealized gain/(loss)
     on investments                                        2.47                 3.02                 0.80                (0.04)
                                                        -------              -------              -------              -------
   Total from Investment Operations                        2.82                 3.35                 1.11                 0.32
                                                        -------              -------              -------              -------
Less Distributions:
   Net investment income and short-term gains             (0.31)               (0.38)               (0.31)               (0.34)
   Net realized mid-term and long-term gains              (0.06)               (0.32)               (0.01)               --
                                                        -------              -------              -------              -------
   Total distributions                                    (0.37)               (0.70)               (0.32)               (0.34)
                                                        -------              -------              -------              -------
   Net asset value at end of period                     $ 17.11              $ 14.66              $ 12.01              $ 11.22
                                                        =======              =======              =======              =======
Total Return                                              19.46%               28.44%               10.18%                2.78%
Ratios to Average Net Assets:
   Expenses                                                1.62%                1.66%                1.70%(1)             1.70%(1)
   Net investment income                                   2.15%                2.37%                2.72%(2)             2.79%(2)
Supplemental Data:
   Net assets at end of period (000)                    $15,213              $13,757              $11,717              $11,051
   Portfolio turnover rate                                   13%                  15%                  18%                   8%
   Average Commissions Per Share                        $  0.066                  --                   --                   --

                See accompanying Notes to Financial Statements.

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- INSTITUTIONAL SHARES
(For a share outstanding throughout each period)

                                                                        For the Period
                                                                         Nov. 1, 1995*
                                                                            through
                                           For the Year Ended March 31,    March 31,
--------------------------------------------------------------------------------------
                                               1998          1997            1996
Per Share Operating Performance:
   Net asset value at beginning of period     $ 17.27       $ 14.77         $ 13.89
                                              -------       -------         -------
Income from Investment Operations:
   Net investment income                         0.51          0.41            0.13
   Net realized and unrealized gain
      on investments                             5.25          2.53            1.17
                                              -------       -------         -------
   Total from Investment Operations              5.76          2.94            1.30
                                              -------       -------         -------
Less Distributions:
   Net investment income and
      short-term gains                          (0.51)        (0.38)          (0.10)
   Net realized mid-term and
      long-term gains                           (0.26)        (0.06)          (0.32)
                                              -------       -------         -------
   Total distributions                          (0.77)        (0.44)          (0.42)
                                              -------       -------         -------
   Net asset value at end of period           $ 22.26       $ 17.27         $ 14.77
                                              =======       =======         =======
Total Return                                    34.08%        20.24%          21.12%

Ratios to Average Net Assets:
   Expenses                                      0.89%         1.02%           1.03%(1)
   Net investment income                         2.75%         2.83%           2.89%(1)

Supplemental Data:
   Net assets at end of period (000)         $103,817       $34,771         $11,768
   Portfolio turnover rate                          7%           13%             15%
   Average Commissions Per Share               $ 0.062       $ 0.066             --

---------
 *  Commencement of operations.
(1) Annualized.


                See accompanying Notes to Financial Statements.

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- Significant Accounting Policies

     Flag Investors Value Builder Fund, Inc. ("the Fund"), which was organized as a Maryland Corporation on March 5, 1992, commenced operations June 15, 1992. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end Investment Management Company. Its objective is to seek long-term growth of capital and current income through diversified investments in a professionally managed balanced portfolio of equity and debt securities.

     The Fund consists of four share classes: Class A Shares, which commenced June 15, 1992; Class D Shares (formerly Class B Shares), which commenced November 9, 1992; Class B Shares, which commenced January 3, 1995; and Institutional Shares, which commenced November 2, 1995. The Fund has not sold Class D Shares since November 18, 1994, but existing shareholders may reinvest their dividends.

     The Class A, Class B and Class D Shares are subject to different sales charges. The Class A Shares have a front-end sales charge, the Class B Shares have a contingent deferred sales charge and the Class D Shares have both a front-end sales charge and a contingent deferred sales charge. In addition each of the other classes has a different distribution fee. The Institutional Shares do not have a front-end sales charge, a contingent deferred sales charge or a distribution fee.

     When preparing the Fund's financial statements, management makes estimates and assumptions to comply with generally accepted accounting principles. These estimates affect 1) the assets and liabilities that we report at the date of the financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the revenues and expenses that we report for the period. Our estimates could be different from the actual results. The Fund's significant accounting policies are:

     A. SECURITY VALUATION--The Fund values a portfolio security that is primarily traded on a national exchange by using the last price reported for the day. If there are no sales or the security is not traded on a listed exchange, the Fund values the security at the average of the last bid and asked prices in the over-the-counter market. When a market quotation is unavailable, the Investment Advisor determines a fair value using procedures that the Board of Directors establishes and monitors. The Fund values short-term obligations with maturities of 60 days or less at amortized cost.

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  (CONTINUED)

NOTE 1 -- concluded

     B. REPURCHASE AGREEMENTS--The Fund may enter into tri-party repurchase agreements with broker-dealers and domestic banks. A repurchase agreement is a short-term investment in which the Fund buys a debt security that the broker agrees to repurchase at a set time and price. The third party, which is the broker's custodial bank, holds the collateral in a separate account until the repurchase agreement matures. The agreement ensures that the collateral's market value, including any accrued interest, is sufficient if the broker defaults. The Fund's access to the collateral may be delayed or limited if the broker defaults and the value of the collateral declines or if the broker enters into an insolvency proceeding.

     C. FEDERAL INCOME TAXES--The Fund determines its distributions according to income tax regulations, which may be different from generally accepted accounting principles. As a result, the Fund occasionally makes reclassifications within its capital accounts to reflect income and gains that are available for distribution under income tax regulations.

             The Fund is organized as a regulated investment company. As long as it maintains this status and distributes to its shareholders substantially all of its taxable net investment income and net realized capital gains, it will be exempt from most, if not all, federal income and excise taxes. As a result, the Fund has made no provisions for federal income taxes.

     D. SECURITIES TRANSACTIONS, INVESTMENT INCOME, DISTRIBUTIONS AND OTHER--The Fund uses the trade date to account for security transactions and the specific identification method for financial reporting and income tax purposes to determine the cost of investments sold or redeemed. Interest income is recorded on an accrual basis and includes the pro rata scientific method for amortization of premiums and accretion of discounts when appropriate. Expenses are recorded as incurred. Income and common expenses are allocated to each class based on its respective average net assets. Class specific expenses are charged directly to each class. Dividend income and distributions to shareholders are recorded on the ex-dividend date.


NOTE 2 -- Investment Advisory Fees, Transactions with Affiliates and Other Fees

     Investment Company Capital Corp. ("ICC"), an indirect subsidiary of Bankers Trust Corporation, is the Fund's investment advisor and Alex. Brown Investment Management ("ABIM") is the Fund's subadvisor. As compensation for its advisory services, the Fund pays ICC an annual fee. This fee is based on the Fund's aver-

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------

age daily net assets and is calculated daily and paid monthly at the following annual rates: 1.00% of the first $50 million, 0.85% of the next $50 million, 0.80% of the next $100 million and 0.70% of the amount over $200 million.

     As compensation for its subadvisory services, ICC pays ABIM a fee from its advisory fee. This fee is based on the Fund's average daily net assets and is calculated daily and paid monthly at the following annual rates: 0.75% of the first $50 million, 0.60% of the next $150 million and 0.50% of the amount over $200 million.

     ICC has agreed to reduce its aggregate fees so that ordinary Fund expenses for any fiscal year do not exceed 1.35% of the Class A Shares' average daily net assets, 2.10% of the Class B Shares' average daily net assets, 1.70% of the Class D Shares' average daily net assets and 1.10% of the Institutional Shares' average daily net assets. No fees were reduced for the year ended March 31, 1998.

     As compensation for its accounting services, the Fund pays ICC an annual fee that is calculated daily and paid monthly from the Fund's average daily net assets. The Fund paid ICC $110,551 for accounting services for the year ended March 31, 1998.

     As compensation for its transfer agent services, the Fund pays ICC a per account fee that is calculated and paid monthly. The Fund paid ICC $150,057 for transfer agent services for the year ended March 31, 1998.

     Effective September 22, 1997, Bankers Trust Company became the Fund's custodian. Prior to September 22, 1997 PNCBank served as the Fund's custodian. From September 22, 1997 to March 31, 1998, the Fund paid $26,014 in custody expenses.

     As compensation for providing distribution services, the Fund pays ICC Distributors, Inc. ("ICC Distributors") an annual fee that is calculated daily and paid monthly. This fee is paid at an annual rate equal to 0.25% of the Class A Shares' average daily net assets, 1.00% (includes 0.25% shareholder servicing fee) of the Class B Shares' average daily net assets and 0.60% of the Class D Shares' average daily net assets. For the year ended March 31, 1998, distribution fees aggregated $1,414,559, of which $927,293 was attributable to the Class A Shares, $384,100 was attributable to the Class B Shares and $103,166 was attributable to the Class D Shares. The Fund did not pay Alex. Brown any commissions for the year ended March 31, 1998. Prior to September 1, 1997 Alex. Brown &Sons, Inc. served as the Fund's distributor for the same rate of compensation and on substantially the same terms as ICC Distributors and earned $335,760 for Class A Shares, $106,442, for Class B Shares, and $41,545 for Class D Shares.

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  (CONTINUED)

NOTE 2 -- concluded

     The Fund's complex offers a retirement plan for eligible Directors. The actuarially computed pension expense allocated to the Fund for the year ended March 31, 1998 was $14,969, and the accrued liability was $23,649.

NOTE 3 -- Capital Share Transactions

     The Fund is authorized to issue up to 35 million shares of $.001 par value capital stock (20 million Class A, 5 million Class B, 5 million Institutional, 3 million Class D and 2 million undesignated). Transactions in shares of the Fund were as follows:

                                                          Class A Shares
                                                 -------------------------------
                                                    For the           For the
                                                   Year Ended       Year Ended
                                                 March 31, 1998   March 31, 1997
                                                 --------------   --------------
Shares sold                                          7,042,839       3,858,982
Shares issued to shareholders on
   reinvestment of dividends                           641,162         330,808
Shares redeemed                                     (1,656,511)     (1,584,547)
                                                  ------------    ------------
Net increase in shares outstanding                   6,027,490       2,605,243
                                                  ============    ============
Proceeds from sale of shares                      $140,113,104    $ 64,502,359
Value of reinvested dividends                       12,406,231       5,229,071
Cost of shares redeemed                            (32,747,372)    (25,438,783)
                                                  ------------    ------------
Net increase from capital share transactions      $119,771,963    $ 44,292,647
                                                  ============    ============

                                                          Class B Shares
                                                 -------------------------------
                                                    For the           For the
                                                   Year Ended       Year Ended
                                                 March 31, 1998   March 31, 1997
                                                 --------------   --------------
Shares sold                                          1,916,773         754,825
Shares issued to shareholders on
   reinvestment of dividends                            58,431           8,887
Shares redeemed                                        (62,652)        (38,898)
                                                  ------------    ------------
Net increase in shares outstanding                   1,912,552         724,814
                                                  ============    ============
Proceeds from sale of shares                       $37,749,769     $12,645,227
Value of reinvested dividends                        1,143,662         144,638
Cost of shares redeemed                             (1,250,962)       (635,497)
                                                  ------------    ------------
Net increase from capital share transactions       $37,642,469     $12,154,368
                                                  ============    ============

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------

                                                          Class D Shares
                                                 -------------------------------
                                                    For the           For the
                                                   Year Ended       Year Ended
                                                 March 31, 1998   March 31, 1997
                                                 --------------   --------------
Shares sold                                                --               --
Shares issued to shareholders on
   reinvestment of dividends                           26,051           19,676
Shares redeemed                                       (77,261)         (68,822)
                                                  ------------    ------------
Net decrease in shares outstanding                    (51,210)         (49,146)
                                                  ============    ============
Proceeds from sale of shares                      $        --      $        --
Value of reinvested dividends                         500,413          311,352
Cost of shares redeemed                            (1,566,659)      (1,071,231)
                                                  ------------    ------------
Net decrease from capital share transactions      $(1,066,246)     $  (759,879)
                                                  ============    ============

                                                       Institutional Shares
                                                 -------------------------------
                                                    For the           For the
                                                   Year Ended       Year Ended
                                                 March 31, 1998   March 31, 1997
                                                 --------------   --------------
Shares sold                                          2,782,404       1,343,738
Shares issued to shareholders on
   reinvestment of dividends                           109,243          23,612
Shares redeemed                                       (241,221)       (150,351)
                                                  ------------    ------------
Net increase in shares outstanding                   2,650,426       1,216,999
                                                  ============    ============
Proceeds from sale of shares                      $ 55,823,020    $ 22,912,250
Value of reinvested dividends                        2,152,945         378,826
Cost of shares redeemed                             (4,872,187)     (2,543,386)
                                                  ------------    ------------
Net increase from capital share transactions      $ 53,103,778    $ 20,747,690
                                                  ============    ============

FLAG INVESTORS VALUE BUILDER FUND
-------------------------------------------------------------------------------
Notes to Financial Statements (concluded)

NOTE 4 -- Investment Transactions

     Excluding short-term and U.S. government obligations, purchases of investment securities aggregated $186,927,340 and sales of investment securities aggregated $29,226,279 for the year ended March 31, 1998. Purchases of U.S. government obligations aggregated $11,956,250, and there were no sales of U.S. government obligations for the period.

     On March 31, 1998, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $211,917,936 and aggregate gross unrealized depreciation of all securities in which there is an excess of tax cost over value was $536,475.


NOTE 5 -- Net Assets

     On March 31, 1998, net assets consisted of:

Paid-in capital:
   Class A Shares                                                  $315,042,826
   Class B Shares                                                    53,636,300
   Class D Shares                                                     8,382,197
   Institutional Shares                                              85,188,649
Accumulated net realized gain from security transactions                970,908
Unrealized appreciation of investments                              211,381,461
Undistributed net investment income                                   3,766,431
                                                                   ------------
                                                                   $678,368,772
                                                                   ============
NOTE 6 -- Shareholder Meeting

     Alex. Brown Incorporated, which was the parent corporation of the Fund's investment advisor, merged into a subsidiary of Bankers Trust Corporation on September 1, 1997. Due to the change in control of Alex. Brown Incorporated, the Flag Investors Value Builder Fund held a special meeting for its shareholders on August 14, 1997. During the meeting, shareholders approved a new Investment Advisory Agreement between the Fund and ICC and a new Sub-Advisory Agreement among the Fund, ICC and ABIM. The new agreements are substantially the same as the former agreements.

NOTE 7 -- Federal Tax Information (unaudited)

     39.07% of the net investment income dividends paid by the Fund during the tax year ended March 31, 1998 qualified for the Dividends Received Deduction.

FLAG INVESTORS VALUE BUILDER FUND
-------------------------------------------------------------------------------

Report of Independent Accountants

To the Shareholders and Directors of
Flag Investors Value Builder Fund, Inc.

     We have audited the accompanying statement of net assets of Flag Investors Value Builder Fund, Inc. as of March 31, 1998 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the respective periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Flag Investors Value Builder Fund, Inc. as of March 31, 1998, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the respective periods presented, in conformity with generally accepted accounting principles.



COOPERS & LYBRAND L.L.P.


Philadelphia, Pennsylvania
May 1, 1998

FLAG INVESTORS VALUE BUILDER FUND
-------------------------------------------------------------------------------

Directors and Officers


                                TRUMAN T. SEMANS
                                    Chairman

         JAMES J. CUNNANE                            CARL W. VOGT, ESQ.
              Director                                   Director

          RICHARD T. HALE                               HARRY WOOLF
              Director                                   President

          JOHN F. KROEGER                              AMY M. OLMERT
              Director                                   Secretary

           LOUIS E. LEVY                             JOSEPH A. FINELLI
              Director                                   Treasurer

         EUGENE J. MCDONALD                           SCOTT J. LIOTTA
              Director                              Assistant Secretary

          REBECCA W. RIMEL
              Director



Investment Objective

A balanced mutual fund designed to maximize total return through a combination of long-term growth of capital and current income.

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




                      This page intentionally left blank.

        -------------------------------------------------
             This report is prepared for the general
        information of shareholders. It is authorized for
        distribution to prospective investors only when preceded or accompanied by an effective prospectus.

             For more complete information regarding
        any of the Flag Investors Funds, including
        charges and expenses, obtain a prospectus from
        your investment representative or directly from
        the Fund at 1-800-767-FLAG. Read it carefully
        before you invest.
        -------------------------------------------------

                                 FLAG INVESTORS



                                     GROWTH
                      Flag Investors Emerging Growth Fund
                      Flag Investors Equity Partners Fund
                       Flag Investors International Fund

                                 EQUITY INCOME
                   Flag Investors Real Estate Securities Fund
                       Flag Investors Communications Fund
                (formerly Flag Investors Telephone Income Fund)

                                    BALANCED
                       Flag Investors Value Builder Fund

                                     INCOME
                 Flag Investors Short-Intermediate Income Fund
             Flag Investors Total Return U.S. Treasury Fund Shares

                                TAX-FREE INCOME
                  Flag Investors Managed Municipal Fund Shares
           Flag Investors Maryland Intermediate Tax-Free Income Fund

                                 CURRENT INCOME
                    Flag Investors Cash Reserve Prime Shares






                                  P.O. Box 515
                           Baltimore, Maryland 21203
                                  800-767-FLAG

                                Distributed by:
                             ICC DISTRIBUTORS, INC.